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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 17, 2003
                Date of Report (Date of earliest event reported)


                            PAYLESS SHOESOURCE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

         1-14770                                           43-1813160
(Commission File Number)                       (IRS Employer Identification No.)



                           3231 Southeast Sixth Avenue
                            Topeka, Kansas 66607-2207
               (Address of Principal Executive Office) (Zip Code)


                                 (785) 233-5171
              (Registrant's Telephone Number, Including Area Code)


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Items 5.  Other Events and Regulation FD Disclosure


         On June 17, 2003, Payless ShoeSource, Inc., a Delaware corporation (the "Company"), issued a press release discussing current business conditions. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


(c) Exhibits.

     99.1  Press Release, dated June 17, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PAYLESS SHOESOURCE, INC.


Date: June 17, 2003                        By: /s/ Ullrich E. Porzig
                                               ---------------------------------
                                               Ullrich E. Porzig
                                               Senior Vice President
                                               Chief Financial Officer and
                                               Treasurer


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                                  EXHIBIT INDEX


       Exhibit No.         Exhibit
       -----------         -------
          99.1             Press Release, dated June 17, 2003.